Exhibit 99.1

JOINT FILING AGREEMENT

         The undersigned hereby agree that this statement on Schedule 13D dated October 31, 2011 with respect to the common stock of FNB United Corp. is, and any amendments hereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated:            October 31, 2011

DBD CAYMAN HOLDINGS, LTD.

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of DBD Cayman Holdings, Ltd.

DBD CAYMAN, LTD.

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of DBD Cayman Holdings, Ltd., as sole shareholder of DBD Cayman, Ltd.

TCG HOLDINGS CAYMAN II, L.P.

    By: DBD CAYMAN, LTD.,
           its general partner

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of DBD Cayman Holdings, Ltd., as sole shareholder of DBD Cayman, Ltd.

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.

By:   TCG HOLDINGS CAYMAN II, L.P.,
    its general partner

    By: DBD CAYMAN, LTD.,
           its general partner

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of DBD Cayman Holdings, Ltd., as sole shareholder of DBD Cayman, Ltd.

CARLYLE FINANCIAL SERVICES, LTD.

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of Carlyle Financial Services, Ltd.

TCG FINANCIAL SERVICES, L.P.

By:   CARLYLE FINANCIAL SERVICES, LTD.,
         its general partner

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of Carlyle Financial Services, Ltd.

CARLYLE FINANCIAL SERVICES HARBOR, L.P.

By:         TCG FINANCIAL SERVICES, L.P.,
    its general partner

    By: CARLYLE FINANCIAL SERVICES, LTD.,
           its general partner

By:  /s/ Ann Siebecker
Name:         Ann Siebecker
Title:	Attorney-in-Fact for David M. Rubenstein, Director of Carlyle Financial Services, Ltd.